UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
--------------
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

CHINA PROPERTIES DEVELOPMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Date of Report (Date of earliest event reported): November 14, 2004

Colorado                                          333-105903                                      84-1595829
(State or other jurisdiction                             (Commission                                    (I.R.S. Employer
of incorporation or organization)                     File Number)                                   Identification Number)

89 Changan Middle Road, Yangming Int'l Tower, 26/27 floor
Xi’an , China
(Address of principal executive offices)

Telephone: 86 29 85257829
 (Principal office)

Bangla Property Management, Inc.
(Former name, former address and former fiscal year, if changed since last report)

CSC Corporate Service Company
1275 – 1560 Broadway
Denver, CO  80202
Tel: 303-860-7052
(Name, address and telephone number for Registered Office and Agent for Service)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the  Securities Act
           (17 CFR 230.425)

|_|      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

|_|      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement

Reference is  hereby  made  to  Bangla Property Management's  definitive Information  Statement  on  Schedule  14-A  filed with the U.S.  Securities and Exchange Commission on September 23, 2005 (the  "Information  Statement").  The information contained in that Information Statement is hereby incorporated by reference herein. Further reference is made to the Special Meeting of the Shareholders Voting results filed under Form 8-K on October 19, 2005.

Effective immediately the Board of Directors of the Company has determined to change its auditors as a result of the merger.

Item 4.01   Change in Auditors

On November 11, 2005, the Company terminated its relationship with Miller and McCollom, the principal independent accountant of China Properties Developments, Inc. (formerly Bangla Property Management, Inc.), a company organized under the laws of the State of Colorado.

During the company’s two most recent fiscal years and subsequent interim period preceding the termination of Miller and McCollom there were no disagreements with Miller and McCollom which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller and McCollom would have caused Miller and McCollom to make reference to the subject matter of the disagreements in connection with its reports.  Miller and McCollom as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.  The audit opinions were modified to contain a going concern qualification during the Company’s two most recent fiscal years.

On October 14, 2005 the board of directors of the Company approved and authorized the engagement of Kempisty  & Company Certified Public Accountants, PC 15 Maiden Lane Suite  1003 New York, NY 10038, as the principal independent accountant for the Company.  In addition, effective October 14, 2005, the Company selected Kempisty & Company as the independent public accountants for the Company for the fiscal year ending December 31, 2005.

Item 8.01  Other Events

Name Change

The Company's  Board of Directors determined to change the Company's  name from Bangla Property Management, Inc. into China Properties Developments, Inc. and has received the written  consent of the holder of a majority of the  Company's  common stock which satisfies any  applicable  stockholder  voting  requirement of the Colorado Corporation Law and the Company's Articles of Incorporation and by-laws.

The Company's  address of principal  executive  offices has been changed to 89 Changan Middle Road, Yangming Int'l Tower, 26/27 floor, Xi’an, China, telephone: 86 29 85257829.

Item 9.01  Financial Statements and Exhibits

 EXHIBIT INDEX

Number                  Exhibit
16.1                        Letter on Change of Certifying Accountant

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           CHINA PROPERTIES DEVELOPMENTS, INC.
                                                                                           (Registrant)

Date: November 14, 2005                                                   /s/ Shuo Lou
                                                                                           Chief Financial Officer